EXHIBIT 21.1

HEALTHTRONICS SURGICAL SERVICES, INC.

SCHEDULE OF SUBSIDIARIES

(as of January 31, 2002)

Prostate Therapies of East Texas, LLC	TX	Limited Liability Corporation

Tenn-Ga Prostate Therapies, LLC	TN	Limited Liability Corporation

A.E.S.L., LP	AK	Limited Partnership

Big Country Lithotripsy, LP	TX	Limited Partnership

Central Dallas Lithotripsy, LP	TX	Limited Partnership

Central Missouri Lithotripsy, LLC	MO	Limited Liability Corporation

Central Texas Lithotripsy, LP	TX	Limited Partnership

Dallas Stone Management, LP	TX	Limited Partnership

East Texas I Stone Management, Ltd.	TX	Limited Partnership

Florida Lithology, Inc.	FL	Corporation

Florida Lithology, Ltd.	FL	Limited Partnership

Gateway Lithotripsy, LLC	MO	Limited Liability Corporation

Gulf Coast Lithotripsy Associates, LP	TX	Limited Partnership

Heritage Medical Services of Texas, Inc.	TX	Corporation

HLE Corporation	TX	Corporation

HSC of Gulf Coast, Inc.	TX	Corporation

HT Lithotripsy Management Company, LLC	DE	Limited Liability Corporation

Litho Management, Inc.	TX	Corporation

Lithotripsy Associates of Texas, LP	GA	Limited Partnership

Lithotripsy of East Texas, LP	TX	Limited Partnership

Lithowest, LLC	AZ	Limited Liability Corporation

Metro I Stone Management, Ltd.	TX	Limited Partnership

Metro II Stone Management, LP	TX	Limited Partnership

Mississippi Valley I Stone Management, LP	MO	Limited Partnership

Mississippi Valley II Stone Management, LP	MO	Limited Partnership

Missouri Valley Lithotripsy, LP	MO	Limited Partnership

New Jersey Kidney Stone, LLC	NJ	Limited Liability Corporation

North Central Missouri Lithotripsy, LP	MO	Limited Partnership

North Central Missouri II Lithotripsy, LP	MO	Limited Partnership

North Central Texas Lithotripsy, LP	TX	Limited Partnership

Oklahoma Lithotripsy, LP	OK	Limited Partnership

Ozarks Lithotripsy, LP	AR	Limited Partnership

Ozarks II Lithotripsy, LP	AR	Limited Partnership

Rio Grande Lithotripsy, LP	TX	Limited Partnership

Rolla Lithotripsy, LP	MO	Limited Partnership

South Central Missouri Stone Management, LP	MO	Limited Partnership

South Texas Lithotripsy, LP	MO	Limited Partnership

Southeast Colorado Lithotripsy, LP	CO	Limited Partnership

Tulsa Stone Management, LP	OK	Limited Partnership

U.S. Lithotripsy, LP	TX	Limited Partnership

Wave Form Lithotripsy, LLC	WA	Limited Liability Corporation

Western Colorado Lithotripsy, LP	CO	Limited Partnership

White River Lithotripsy, LP	CO	Limited Partnership

Bone & Joint Treatment Centers of S. Florida	FL	Limited Partnership

HT Orthotripsy Management Company, LLC	DE	Limited Liability Corporation

OssaTron Medical Services of the Pacific, LP	DE	Limited Partnership

OssaTron Services of the Bay Area, LP	DE	Limited Partnership

OssaTron Services of Chesapeake Bay, LP	DE	Limited Partnership

OssaTron Services of Cincinnati, LP	DE	Limited Partnership

OssaTron Services of Colorado, LP	DE	Limited Partnership

OssaTron Services of East Texas, LP	DE	Limited Partnership

OssaTron Services of Hawaii, LP	DE	Limited Partnership

OssaTron Services of the Heartland, LP	DE	Limited Partnership

OssaTron Services of Indianapolis, LP	DE	Limited Partnership

OssaTron Services of Kansas City, LP	DE	Limited Partnership

OssaTron Services of Las Vegas, LP	DE	Limited Partnership

OssaTron Services of Louisiana, LP	DE	Limited Partnership

OssaTron Services of Louisville, LP	DE	Limited Partnership

OssaTron Services of Manhattan, LP	DE	Limited Partnership

OssaTron Services of Middle Tennessee, LP	DE	Limited Partnership

OssaTron Services of Milwaukee, LP	DE	Limited Partnership

OssaTron Services of Northeast Florida, LP	DE	Limited Partnership

OssaTron Services of Northeast Iowa, LP	DE	Limited Partnership

OssaTron Services of the Ozarks, LP	DE	Limited Partnership

OssaTron Services of Providence, LP	DE	Limited Partnership

OssaTron Services of Sioux Falls, LP	DE	Limited Partnership

OssaTron Services of the South Coast, LP	DE	Limited Partnership

OssaTron Services of the Southeast I, LP	DE	Limited Partnership

OssaTron Services of Southern Kansas, LP	DE	Limited Partnership

OssaTron Services of Southeast Michigan, LP	DE	Limited Partnership

OssaTron Services of Tampa Bay, LP	DE	Limited Partnership

OssaTron Services of Tampa Bay II, LP	DE	Limited Partnership

OssaTron Services of Treasure Coast, LP	DE	Limited Partnership

OssaTron Services of the Tri-States I, LP	DE	Limited Partnership

OssaTron Services of the Twin Cities, LLLP	DE	Limited Partnership

OssaTron Services of Utah, LP	DE	Limited Partnership

OssaTron Services of Western Michigan, LP	DE	Limited Partnership

OssaTron Services of Wichita Falls, LP	DE	Limited Partnership

OssaTronics of Houston, LLC	TX	Limited Liability Corporation

OssaTronics of Los Angeles, LLC	DE	Limited Liability Corporation

Orthotripsy Services of Anchorage, LP	DE	Limited Partnership

Orthotripsy Services of Atlanta, LP	DE	Limited Partnership

Orthotripsy Services of Bakersfield, LP	DE	Limited Partnership

Orthotripsy Services of Chattanooga, LP	DE	Limited Partnership

Orthotripsy Services of Chicago, LP	DE	Limited Partnership

Orthotripsy Services of Houston, LP	DE	Limited Partnership

Orthotripsy Services of Illinois, LP	DE	Limited Partnership

Orthotripsy Services of the Metroplex, LP	DE	Limited Partnership

Orthotripsy Services of New Mexico, LP	DE	Limited Partnership

Orthotripsy Services of Ohio, LP	DE	Limited Partnership

Orthotripsy Services of Oklahoma City, LP	DE	Limited Partnership

Orthotripsy Services of Rochester, LP	DE	Limited Partnership

Orthotripsy Services of San Antonio, LP	DE	Limited Partnership

Orthotripsy Services of Seattle, LP	DE	Limited Partnership

Orthotripsy Services of Southern Idaho, LP	DE	Limited Partnership

Orthotripsy Services of Eastern Tennessee, LP	DE	Limited Partnership

Litho Group, Inc.	DE	Corporation

Allied Urological Services, LLC	DE	Limited Liability Corporation

Amcare, Inc.	CA	Corporation

Amcare Health Services, Inc.	PA	Corporation

Bay Area Partners, Ltd.	FL	Limited Partnership

Cambridge Health Services of Texas, Inc.	TX	Corporation

Cambridge Treemont Apartments, Inc.	TX	Corporation

Coastal Lithotripsy Associates, LP	GA	Limited Partnership

Cobb Regional Lithotripsy Partners	GA	General Partnership

Gulf South Lithotripsy	LA	Limited Partnership

Heritage Medical Services of Georgia, Inc.	GA	Corporation

Integrated Healthcare Management, Corp.	DE	Corporation

Integrated Hearing Services, Inc.	DE	Corporation

Integrated Lithotripsy of Georgia, Inc.	GA	Corporation

Integrated Lithotripsy of Ohio, Inc.	DE	Corporation

International Prostate Partners	FL	General Partnership

Litho Center Southwest, Ltd.	TX	Limited Partnership

Litho Center of Southwest I, Inc.	TX	Corporation

Midwest Cambridge, Inc.	IL	Corporation

Midwest Urological Stone Unit, LP	MN	Limited Partnership

Mobile Lithotripter of Indiana Partners	IN	Limited Partnership

New Jersey Urological Services, LLC	NJ	Limited Liability Corporation

North Georgia Lithotripsy Partners of Atlanta, LLP	GA	Limited Partnership

North Georgia Lithotripsy Partners of Augusta, LLP	GA	Limited Partnership

N.Y.L.S.A. #4, Inc.	DE	Corporation

Prostate Treatment Associates	FL	Limited Partnership

ServiceTrends, Inc.	DE	Corporation

South Georgia Lithotripsy Partners	GA	General Partnership

Southwest Lithotripter Partners, Ltd.	TX	Limited Partnership

T2 Lithotripter Investment, Inc.	DE	Corporation

T2 Lithotripter Investment of Indiana, Inc.	DE	Corporation

Texas ESWL	TX	Limited Partnership

West Coast Cambridge, Inc.	CA	Corporation